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[LOGO]                   ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                        440 Lincoln Street, Worcester, MA 01653

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1. INSURED
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   Name (First, MI, Last)
     JOHN DOE
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   Street Address               Apt.
     5 MAIN STREET
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   City                               State                  Zip
     ANYTOWN   USA                                     12345
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   Home Telephone        /X/  Male             Date of Birth
   (508) 855-2000        / /  Female            05 / 19 / 61

   Social Security # 000-00-0000
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   Employer
     ACME COMPANY
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   Occupation/Duties
     COMPUTER PROGRAMMER
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   Daytime Telephone         Annual Income              Net Worth

   (508) 855-3000             $80,000                    $125,000
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   Drivers License #  Height   Weight
   000-00-0000         6'-2"     185
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   Have you smoked cigarettes, cigars, pipes or used chewing
   tobacco in the past 12 months ?  No /X/  Yes / /

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2. SECOND INSURED - Complete if applicable
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   If completed, second-to-die insurance coverage will be issued.
   Name (First, MI, Last)

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   Street Address               Apt.

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   City                               State                  Zip

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   Home Telephone        / /  Male             Date of Birth
   (   )                 / /  Female               /    /
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   Social Security #
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   Employer

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   Occupation/Duties

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   Daytime Telephone          Annual Income       Net Worth
   (   )
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   Drivers License #               Height           Weight

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   Have you smoked cigarettes, cigars, pipes or used chewing
   tobacco in the past 12 months?   / / No   / / Yes

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3. OWNER - Complete if other than Insured
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   Name (First, MI, Last)

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   Street Address               Apt.

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   City                               State                  Zip

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   Home Telephone        / /  Male             Date of Birth
   (   )                 / /  Female               /    /
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   Social Security #
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   Date of Trust
        /      /          Tax I.D. #
   ----- -----  -----                -----------------

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4. BENEFICIARY
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   Primary Beneficiary                  Relationship to the Insured
     MARY DOE                             WIFE
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   Contingent Beneficiary               Relationship to the Insured
     SALLY DOE                            DAUGHTER
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5. ALLOCATION OF PAYMENTS
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  30  %   [Value Portfolio
 -----      (Gabelli Asset Management)

  10  %   Growth Portfolio
 -----      (Stonehill Capital Management)

  10  %   International Growth Portfolio
 -----      (Bee & Associates)

  10  %   Global Strategic Income Portfolio
 -----      (Fischer Francis Trees & Watts)

  10  %   Global Interactive/Telecomm Portfolio
 -----      (Gabelli Asset Management)

  20  %   Allmerica Money Market
 -----

  10  %   Fixed Account
 -----

      %   _______________________]
 -----

  100 %   (All allocations above must be in whole percentages and total 100%)
 -----

 /X/ I elect Automatic Account Rebalancing among the above accounts (excluding the Fixed Account) starting on the 15th day of the month after expiration of the right to cancel period and continuing:
     / / 1        / / 2        /X/ 3        / / 6        / / 12 Months

  Note: If the contract applied for provides for a full refund of the payment under its "Right to Cancel" provision, that portion of the payment not allocated to the Fixed Account will be allocated solely to the Money Market Portfolio. Reallocation will then be made as specified no later than the expiration of the right to cancel period.

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6.    REPLACEMENT
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Will the proposed contract replace any existing annuity or life insurance policy? /X/ No  / / Yes
(If yes, list company name and policy number)___________________________________

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7.   PAYMENT/FACE AMOUNT INFORMATION
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Complete 7a. or 7b.:
7a. Check all that apply. Total payment must equal at least $25,000.

    /X/ A check for the payment of $50,000 is enclosed and I have received
                                   -------
        a conditional insurance agreement. (Please make check payable to Allmerica Financial). IF WE ARE UNABLE TO ISSUE A LIFE INSURANCE CONTRACT, WE WILL ISSUE AN ANNUITY CONTRACT. DO NOT ISSUE AN ANNUITY CONTRACT. / /

    / / My payment of approximately $___________ will be transferred from a life insurance contract.

        My present contract has a loan that I wish to carry over to the new
        contract  / / Yes   / / No

        Loan carry over amount $___________

        Total approximate transfer amount
        (transfer payment + loan carry over) $___________

    / / My payment of approximately $___________ will be transferred from another investment contract or provider.

7b. The Face Amount will be determined by treating your payment as equal to 100% of the Maximum Payment, unless you designate a different Face Amount $___________ .

    THE FACE AMOUNT MUST BE BASED ON 100% OF MAXIMUM PAYMENT TO BE ELIGIBLE FOR THE SIMPLIFIED APPROVAL PROCESS.

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8.   DOLLAR COST AVERAGING
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 Please transfer $___________ ($100 minimum)
 Check one source account:
 FROM:  [ / / Fixed Account   / / Global Strategic Income
          / / Allmerica Money Market]
 EVERY:   / / 1  / / 2  / / 3  / / 6  / / 12 Months
 TO:    [$_____________ Value Portfolio
                        (Gabelli Asset Management)
         $_____________ Growth Portfolio
                        (Stonehill Capital Management)
         $_____________ International Growth Portfolio
                        (Bee & Associates)
         $_____________ Global Strategic Income Portfolio
                        (Fischer Francis Trees & Watts)
         $_____________ Global Interactive/Telecomm Portfolio
                        (Gabelli Asset Management)
         $_____________ Allmerica Money Market
         $____________________________________]

 Dollar Cost Averaging begins on the 15th day of the month after the expiration of the right to cancel period and ends when the source account value is exhausted.

 Dollar Cost Averaging into the Fixed Account is not available.


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9.   INFORMATION ABOUT THE INSURED(S) -
     Please read Application Instructions before completing.
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SIMPLIFIED APPROVAL PROCESS QUESTIONS:                                  Second
                                                              Insured   Insured
                                                              -------   -------
                                                              Yes  No   Yes  No
1. In the past 10 years have you had, or been treated for
heart, liver, lung or kidney trouble, high blood
pressure, stroke, diabetes, cancer, nervous or
psychological disorders or alcohol or drug abuse?             / /  /X/  / /  / /

2. In the past 10 years have you been diagnosed as having
AIDS, AIDS Related Complex or another immune disorder?        / /  /X/  / /  / /

IF YOU ANSWERED YES TO EITHER QUESTION, PROVIDE DETAILS IN SECTION 10. OTHERWISE, PROCEED TO SECTION 11.

BASIC APPROVAL PROCESS QUESTIONS:                                       Second
                                                              Insured   Insured
                                                              -------   -------
                                                              Yes  No   Yes  No
1. In the past 10 years have you had, or been treated for
heart, liver, lung or kidney trouble, high blood pressure,
stroke, diabetes, cancer, nervous or psychological
disorders or alcohol or drug abuse?                          / /  / /  / /  / /

2. In past 2 years, have you ever flown, or have intention
of flying, other than as a fare paying passenger in an
aircraft? If yes, submit aviation questionnaire.             / /  / /  / /  / /

3. In the past 5 years, have you participated in, or have intention of participating in any type of land, water or aircraft racing, parachuting, hang/kite gliding or skin/scuba diving? If yes, submit appropriate supplement. / / / / / / / /

4. In the past 3 years, have you had your motor vehicle
license suspended or revoked or have you been convicted of
driving under the influence of drugs or alcohol or been
convicted of more than one violation?                        / /  / /  / /  / /

5. Please provide us with the information about your personal physician or health care provider.

                        Insured                  Second Insured
 Name            DR. PAUL B. SMITH
               --------------------------  -------------------------
 Telephone      (508) 855-5000
               --------------------------  -------------------------
 Address         123 MAIN STREET
               --------------------------  -------------------------
                ANYTOWN, USA
               --------------------------  -------------------------
 Reason for visit?  ROUTINE EXAM
                   ----------------------  -------------------------
 Date of last visit?     3-35-96
                     --------------------  -------------------------

IF YOU ANSWERED YES TO QUESTION 1, PROVIDE DETAILS IN SECTION 10. OTHERWISE, PROCEED TO SECTION 11.

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10.  ADDITIONAL INFORMATION
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

Ques no.    Insured or     Diagnosis/Reason for Treatment   Doctor/Facility/Health Care Provider    Date of     Currently
          Second Insured                                               Address & Phone #           Last Visit     Being
                                                                                                                 Treated?
                                                                                                                 Yes   No
-------   --------------   ------------------------------   -----------------------------------    ----------   ----------
                                                                                                                 / /   / /
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                                                                                                                 / /   / /
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                                                                                                                 / /   / /
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11. TELEPHONE TRANSFER
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I/we authorize and direct Allmerica Financial Life Insurance and Annuity
Company to accept telephone instructions from any person who can furnish proper identification to effect transfers and future payment allocation changes. I/we agree to hold harmless and indemnify Allmerica Financial Life
Insurance and Annuity Company and its affiliates and their collective directors, officers, employees and agents against any claim arising from such action.

/ / I/we do not accept this Telephone Access privilege.

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12. REMARKS
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13. SIGNATURES
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I/we agree that (1) the application consists of this application form and, if applicable, the medical questionnaire; (2) the representations are true and complete to the best of my knowledge and belief: (3) no liability exists and the insurance applied for will not take effect until the contract is delivered and the payment is made during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician nor had any tests listed in the applications since its completion; but, if the payment is paid prior to delivery of the contract and a conditional insurance agreement is delivered by the representative, insurance will be effective subject to terms of the conditional insurance agreement; and (4) no registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

I/we acknowledge receipt of a current prospectus describing the contract applied for. I/we understand that any death benefits and any contract value based upon the variable account may fluctuate and are not guaranteed as to the dollar amount. I/we understand that there is no guaranteed minimum contract value and that the contract value may decrease to the point where the contract will lapse and provide no further death benefit without additional payments.

  /s/ JOHN DOE                           ANYTOWN, USA             TODAY
 ____________________________________  ____________________________________
 Signature of Insured                  Signed at (City and State)   Date
 ____________________________________  ____________________________________
 Signature of Second Insured           Signature of Owner

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14. REGISTERED REPRESENTATIVE / DEALER INFORMATION
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 Does the contract applied for replace an existing annuity or life insurance contract?  / / Yes (Attach replacement forms as required)  / / No

I certify that the information provided by the owner has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable to the owner.

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

      /s/ JOE AGENT                                   0001          (508) 855-6000
 -----------------------------------------        -------------     -------------------------
 Signature of Registered Representative             Comm. Code      Telephone
       JOE AGENT
 -----------------------------------------  -----------------------------  ------------------
 Printed Name of Registered Representative  Printed Name of Broker/Dealer  B/D Client Acct. #

  456 MAIN STREET, ANYTOWN USA                                      (508) 855-6000
 -----------------------------------------------------              -------------------------
 Branch Office Street Address for Contract Delivery                 Telephone

 Additional Information

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